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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - November 13, 2002
                        (Date of Earliest Event Reported)



                               SUNBEAM CORPORATION
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             (Exact name of registrant as specified in its charter)

                          Commission File No. 1-000052

            Delaware                                            25-1638266
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 (State of Incorporation)                                    (I.R.S. Employer
                                                             Identification No.)



 2381 Executive Center Drive, Boca Raton, FL                    33431
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     (Address of principal                                      Zip Code
      executive offices)


       Registrant's telephone number, including area code: (212) 912-4100


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Item 5.    Other Events.
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            The information set forth in the press release issued by
Sunbeam Corporation announcing that Sunbeam Corporation is exiting its outdoor grill business, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------
            (c)    Exhibits.
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            99.1   Press release of Sunbeam Corporation dated November 13, 2002.






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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUNBEAM CORPORATION



                                          By: /s/ Steven R. Isko
                                              ----------------------------------
                                          Name: Steven R. Isko
                                          Title: Senior Vice President

Date:  November 15, 2002















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                                  EXHIBIT INDEX

99.1       Press release of Sunbeam Corporation dated November 13, 2002